Exhibit 10.1

MFRI, INC.

FORM OF INDEMNIFICATION AGREEMENT

THIS AGREEMENT made at Niles, Illinois as of  __________________, by and between MFRI, INC., a Delaware corporation (the “Company”), and the undersigned (the “Indemnified Party”).

WITNESSETH:

WHEREAS, the Company desires and has requested the Indemnified Party to serve or continue to serve as a director or officer of the Company or both; and

WHEREAS, the Board of Directors of the Company, has determined that it is in the best interests of the Company to provide for indemnification of the Indemnified Party to induce the Indemnified Party to become a director or officer of the Company or to continue to serve as a director or officer of the Company or both.

NOW, THEREFORE, in consideration of the mutual agreements and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties do hereby agree as follows:

1.            Indemnification. The Company shall indemnify and hold harmless the Indemnified Party from and against any and all costs, expenses and liabilities of any nature or kind, whether realized or contingent, including but not limited to, attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnified Party (“Expenses”), which arise out of or in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (collectively an “Action”) to which the Indemnification Party is, was or is threatened to be made a party by reason of the fact that the Indemnified Party is or was a director, officer, employee or agent of the Company, or another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, at the request of the Company, to the extent of the highest and most advantageous to the Indemnified Party, of one or any combination of the following:

(a)	the benefits provided under this Agreement;

(b)          the benefits provided by the Company’s Certificate of Incorporation in effect on the date hereof;

(c)          the benefits provided by the Certificate, the Company’s Amended and Restated By-Laws or their equivalent in effect at the time Expenses are incurred by the Indemnified Party;

(d)          the benefits allowable under the Delaware Business Corporation Law and Delaware decisional law in effect at the date hereof;

(e)          the benefits allowable under the laws of the jurisdiction under which the Company exists at the time Expenses are incurred by the Indemnified Party;

(f)           the benefits available under any liability insurance obtained by the Company; and

(g)          such other benefits as are or may be otherwise available to the Indemnified Party.

Combination of two or more of the benefits provided by (a) through (g) shall be available to the extent that the Applicable Document (as defined below) does not require that the benefits provided therein be exclusive of other benefits. The document or law providing for the benefits listed in items (a) through (g) above is called the “Applicable Document” in this Agreement.

2.            Advances. The Company shall advance the reasonable costs and expenses, including reasonable attorneys’ fees, arising from the investigation of any claim, preparation for the defense or defense or settlement of an Action.

3.            Defense. The Company shall be entitled to participate in the defense of any action and to assume the defense thereof, with counsel who shall be reasonably satisfactory to the Indemnified Party provided, however, that the Indemnified Party shall be entitled to separate counsel selected by him if he shall reasonably believe that (i) there exist conflicting interests between himself and the Company or other parties (the defense of whom the Company shall have assumed) or (ii) there is any substantial likelihood that the Company will be financially or legally unable to satisfy its obligations as expressed herein. After notice from the Company to the Indemnified Party of its election to assume the defense of such action pursuant to the preceding sentence, the Company shall not be liable to the Indemnified Party without the consent of the Company in connection with the defense of the Action.

4.            Time of Payment. At the Indemnified Party’s request, upon written notice to the Company, the Company shall pay the Expenses as and when incurred by the Indemnified Party within thirty (30) days of its receipt of such request, together with reasonable documentation (consistent, in the case of attorneys’ fees, with Company practice in payment of legal fees) evidencing the amount and nature of such Expenses, subject to its also having received such a notice and Undertaking.

5.            Non-Exclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnified Party may have under any provision of law, the Company’s Certificate of Incorporation or Bylaws, the vote of the Company’s stockholders or disinterested directors, other agreements, or otherwise, whether as to actions in his official capacity or actions in another capacity while occupying his position as a director, officer, employee, or agent. The Indemnified Party’s rights hereunder shall continue after the Indemnified Party has ceased acting as a director, officer, employee, or agent and shall inure to the benefit of the heirs, successors and assigns of the Indemnified Party.

6.            Insurance. The Company agrees that the provisions hereof shall remain in effect regardless of whether liability or other insurance coverage is at any time obtained or retained by the Company. Notwithstanding any other provision of this Agreement to the contrary, the Company shall not be liable to the Indemnified Party for any amounts actually paid on behalf of the Indemnified Party pursuant to any insurance policy maintained by the Company or any affiliate of the Company.

7.            Presumption. If any payment, advance or indemnification of the Indemnified Party under this Agreement or otherwise shall require that he acted in good faith, in a manner he reasonably believed to be for or not opposed to the best interests of the Company or without reasonable cause to believe his conduct was unlawful, then it shall be presumed that he so acted unless proven otherwise by clear and convincing evidence.

8.            Cooperation in Defense. The Indemnified Party and the Company shall cooperate to the extent reasonably possible with each other and with the Company’s insurers in connection with the defense of any Action.

9.            Enforcement. In the event that any dispute or controversy shall arise under this Agreement between the Indemnified Party and the Company with respect to whether the Indemnified Party is entitled to indemnification in connection with any Proceeding or with respect to the amount of Expenses or Monetary Losses incurred, then with respect to each such dispute or controversy the Indemnified Party may seek to enforce the Agreement through legal action. The prevailing party shall be entitled to prompt reimbursement of any costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred in connection with such legal action; provided that the Indemnified Party shall not be obligated to reimburse the Company unless the court which resolves the dispute determines that the Indemnified Party acted in bad faith in bringing such action.

10.          Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

11.         Waiver. Failure to insist upon strict compliance with any of the terms or provisions hereof shall not be deemed a waiver of such term or provision, nor shall any waiver or relinquishment of any right or remedy hereunder at any one or more times be deemed a waiver of such right or remedy at any other time or times. Such waiver of any term or condition of this Agreement shall not affect any other term or condition of this Agreement which shall remain in full force and effect.

12.          Severability. If any provision hereof shall be adjudicated invalid or unenforceable by a court of competent jurisdiction, such adjudication shall not affect the validity or enforceability of any other provision hereof, and such invalid or unenforceable provision shall be severed from this Agreement.

13.          Entire Agreement. This Agreement (together with the applicable provisions of the Company’s Certificate of Incorporation and Bylaws) constitutes the entire agreement between the parties with respect to the subject matter hereof, and all prior negotiations, understandings, and agreements are merged herein. Notwithstanding any provision of this Agreement to the contrary, if the Indemnified Party is a party to any other indemnification agreement between the Company and such Indemnified Party, this Agreement shall not be exclusive and the Indemnified Party shall continue to have such rights as may be provided to such Indemnified Party under such other agreement. This Agreement may not be modified, amended, or rescinded except pursuant to a written instrument signed by the party against whom enforcement is sought.

14.          Governing Law. Except as otherwise provided herein, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

III.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

MFRI, INC., a Delaware corporation

By:
David Unger
Its:	Chairman

INDEMNIFIED PARTY

Name